EXHIBIT 10.1

Whereas, the parties have originally entered into a Contract for Managing Agents as of July 1, 1983, with subsequent extension to June 30, 19999, and wish to extend the Contract further, it is agreed that:

1. The Contract is extended for twelve (12) months, from July 1, 1999 to June 30, 2000.

2.    Article 5.1(a) of the Owner-Agent Agreement is amended as follows:

            Managing Agent Fee $75,174.00 per month. This amount represents the sum of:

            $67,833.00 the Project's Base Rate: plus

            $ 7,341.00 the Project's Administrative Expense Fee.

3.    Article 5.1(e) of the Owner-Agent Agreement is amended as follow:

      Site Manager Reimbursement for the year ending June 30, 2000 is $60,411.36 per year payable in equal monthly installments, in accordance with the attached schedule of salary and fringe benefits.

4. The Management Plan |_| has |X| has not been amended. If amended, the pages on which changes have been made are attached.

5.    Other (Use attachments if necessary)._____________________________________

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We hereby certify that the information listed below is true and correct.

      a. There is a Fidelity Bond for at least 25% of the annual rent roll insuring both the Owner and the Managing Agent.

      b. There is a current Real Estate Broker's License in the name of the Managing Agent.

      c. The Site Manager was hired on 1/87 and |X| is currently certified by National Assn. of Home Builders or |_| is not certified.

Owner: Knickerbocker Village, Inc.           Agent: Cherry Green Property Corp.


/S/ Robert Gershon                           /S/ Robert Gershon
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Signature                     Date           Signature                    Date

Robert Gershon,           Treasurer          Robert Gershon,      Vice President
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Name/Title              (Please Type)        Name/Title            (Please Type)

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TO BE COMPLETED BY HOUSING COMPANY                FOR DHCR USE ONLY
                                                  |X| accepted  |_| amended


Development Knickerbocker Village, Inc.           By: /S/ Ellen Irizarry
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DHCR Number  HCLD #9                              Date September 22, 1999
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